BBM HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly report on Form 10-QSB of BBM Holdings, Inc. for the quarter ended June 30, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Quarterly report on Form 10-QSB for the quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly report on Form 10-QSB for the quarter ended June 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of BBM Holdings, Inc.

August 20, 2007	/s/ Mary Ellen Kramer
Name: Mary Ellen Kramer
Title:	Chief Executive Officer and Chief Financial Officer
(principal executive and financial officer)